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                                                                   EXHIBIT 10.55

Confidential treatment has been requested for portions of this contract. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as [***]. A complete version of this contract has been filed separately with the Securities and Exchange Commission.


                                    CONTRACT

                                       FOR

                                 LAUNCH SERVICES

                                     BETWEEN

                         SEA LAUNCH LIMITED PARTNERSHIP
                       Acting through its General Partner,
                           Sea Launch Company, L.L.C.

                                       AND

                        XM SATELLITE RADIO HOLDINGS INC.

XM and Sea Launch Proprietary

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                                TABLE OF CONTENTS

ARTICLE 1 -- DEFINITIONS................................................4
ARTICLE 2 -- CONTRACTUAL DOCUMENTS......................................7
ARTICLE 3 -- SERVICES TO BE PROVIDED BY SEA LAUNCH......................7
ARTICLE 4 -- CONTRACT PRICE.............................................8
ARTICLE 5 -- PAYMENTS...................................................8
ARTICLE 6 -- LAUNCH SCHEDULE...........................................11
ARTICLE 7 -- LAUNCH POSTPONEMENTS AND ACELERATION......................12
ARTICLE 8 -- EXCUSABLE DELAYS..........................................14
ARTICLE 9 -- OBLIGATIONS BEFORE AND AFTER LAUNCH.......................15
ARTICLE 10 -- COMMUNICATION and COORDINATION BETWEEN SEA
                 LAUNCH and XM.........................................17
ARTICLE 11 -- PERMITS AND APPROVALS....................................18
ARTICLE 12 -- RESERVED.................................................18
ARTICLE 13 -- REPLACEMENT LAUNCH.......................................18
ARTICLE 14 -- TERMINATION..............................................19
ARTICLE 15 -- RISK ALLOCATION..........................................21
ARTICLE 16 -- PROPRIETARY DATA.........................................26
ARTICLE 17 -- RIGHTS TO INVENTIONS AND DATA............................27
ARTICLE 18 -- CHANGES..................................................28
ARTICLE 19 -- ASSIGNMENT...............................................28
ARTICLE 20 -- PUBLIC RELEASE OF INFORMATION............................28
ARTICLE 21 -- DISPUTE SETTLEMENT.......................................29
ARTICLE 22 -- APPLICABLE LAW...........................................29
ARTICLE 23 -- SEVERABILITY.............................................29
ARTICLE 24 -- WAIVERS..................................................29
ARTICLE 25 -- ENTIRE AGREEMENT.........................................29

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                          CONTRACT FOR LAUNCH SERVICES

          This Contract is made and entered into by and between Sea Launch Limited Partnership, an exempted limited partnership organized under the laws of the Cayman Islands acting through its General Partner, Sea Launch Company, L.L.C., a United States limited liability company organized under the laws of the State of Delaware (hereinafter referred to as "Sea Launch") and having offices in Long Beach, California; and XM Satellite Radio Holdings Inc. (hereinafter referred to as "XM" or "CUSTOMER"), and having offices at 1500 Eckington Place NE, Washington, DC 20002-2194.

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ARTICLE 1 -- DEFINITIONS

The terms used in the Contract shall have the meaning provided for in these definitions:

     1.1. Business Day means any day other than the following: a Saturday, Sunday, and any other day on which national banks are authorized to be closed in New York City, New York.

     1.2. Contract means this Contract as defined in Article 2.

     1.3. Constructive Total Failure means a Constructive Total Loss due to performance of the Launch Vehicle.

     1.4. Constructive Total Loss shall have the meaning assigned to the term "Constructive Total Loss" in XM's policy of Launch and In-Orbit Insurance in place at the time of Launch. XM shall provide a copy of such definition to Sea Launch promptly after the issuance of such policy of Launch and In-Orbit Insurance.

     1.5. Day or day means a calendar day unless otherwise indicated.

     1.6. Effective Date means the date of last signature by an authorized representative of Sea Launch or XM.

     1.7. Home Port means the payload processing area and surrounding facilities for the loading and unloading of the Launch Vehicle and Spacecraft on the Assembly and Command Ship and the Launch Platform.

     1.8. Launch means the point in time when the electronic signal sent to command the opening of any first stage propellant valves is received by the Launch Vehicle, as verified by either the flow of propellant/oxidizer, or telemetry indicating that the signal reached the propellant valve. A Launch is deemed not to have occurred in the event of a Terminated Ignition.

     1.9. Launch and In-Orbit Insurance means insurance covering the risks of Launch and the risks of in-orbit failures with respect to partial loss, constructive total loss and total loss of the Spacecraft.

     1.10.Launch Base means the Sea Launch marine launch platform from which the Launch will take place, as well as the assembly and command ship from which Launch operations will be directed and monitored.

     1.11. Launch Day means the calendar day within the Launch Slot established for the Launch pursuant to the Contract.

     1.12. Launch Opportunity means the availability of a position in the Sea Launch manifest for the Launch of the Spacecraft, and is based upon these criteria: 1) adequate time to make the necessary preparations for the Launch; and 2) existing commitments to other Sea Launch customers.

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     1.13. Launch Period means a period of time not less than ninety (90) days as established in Article 6 during which the Launch will occur.

     1.14. Launch Schedule means the then current Launch Period or the then current Launch Slot or Launch Day, if established.

     1.15. Launch Services means the services provided by Sea Launch as defined in Article 3.

     1.16. Launch Slot means a thirty (30) day period of time within the Launch Period during which the Launch will occur.

     1.17. Launch Vehicle means the expendable 6000kg launch vehicle Zenit 3SL, utilized by Sea Launch to perform the Launch of the Spacecraft.

     1.18. Launch Vehicle Performance means:

          1.18.1. The environmental conditions experienced by the Spacecraft as measured and recorded by Sea Launch via telemetry. Sea Launch uses the measurements to ascertain compliance with the environments agreed to by the Parties in the "Sea Launch to Spacecraft Interface Control Document (ICD)".

          1.18.2. If applicable, the functional interface between the Launch Vehicle and the Spacecraft as measured and recorded by Sea Launch via telemetry. Sea Launch uses such measurements to ascertain compliance with the functional interface requirements agreed to by the Parties in the "Sea Launch to Spacecraft Interface Control Document (ICD)".

          1.18.3. The Spacecraft injection orbit parameters as measured and recorded by Sea Launch via telemetry. Sea Launch uses the measurements to ascertain compliance with the injection orbit parameters as agreed to by the Parties in the "Sea Launch to Spacecraft Interface Control Document (ICD)".

     1.19 Launch Window means a specific daily time period or periods within each of one or more potential Launch Days during which the Launch can occur and meet mission requirements.

     1.20 Licensed Launch Activities means the launch of a launch vehicle as defined in the Commercial Space Transportation Licensing Regulations or the applicable license issued by the Associate Administrator for Commercial Space Transportation and as carried out pursuant to such license, and shall include all launch and pre-launch activities carried out pursuant to such license wherever performed (whether in the U.S. or elsewhere).

     1.21 Partial Failure means a Partial Loss due to performance of the Launch Vehicle.

     1.22 Partial Loss shall have the meaning assigned to the term "Partial Loss" in XM's policy of Launch and In-Orbit Insurance in place at the time of Launch. XM

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          shall provide a copy of such  definition to Sea Launch  promptly after the issuance of such policy of Launch and In-Orbit Insurance.

     1.23 Party or Parties means Sea Launch or CUSTOMER or both depending on the context.

     1.24 Option Launch means the ability of CUSTOMER to order from Sea Launch an additional Launch to be performed under the same provisions as the Launch Services under this Contract.

     1.25 Payload means the Spacecraft supplied by CUSTOMER to be launched on the Launch Vehicle.

     1.26 Postlaunch Services means the reports and range services as defined in the Statement of Work that are to be provided by Sea Launch to CUSTOMER after Launch.

     1.27 Related Third Parties means any of the following parties, but in each case only if such party is involved in Launch Services or Licensed Launch Activities:

          1.27.1 Employees, directors, officers or agents of Sea Launch, including its affiliates, parents or partner entities, or CUSTOMER;

          1.27.2 Customers of Sea Launch and the employees of those customers;

          1.27.3 Contractors and subcontractors at any tier of Sea Launch or CUSTOMER and the employees of those contractors and subcontractors; and

          1.27.4 Any party with a financial interest in Sea Launch, CUSTOMER, the Launch Vehicle, or the Payload.

     1.28 Spacecraft means the hardware, including any hardware supplied in connection with the Option Launch, supplied by CUSTOMER for Launch by Sea Launch pursuant to the Contract and which is compatible with the Launch Vehicle.

     1.29 Terminated Ignition means that, following the time when the electronic signal is sent to command the opening of any first stage propellant valves, the first stage engines of the Launch Vehicle are shut down for any reason before the hold down mechanism is released and the pad is officially declared safe by Sea Launch.

     1.30 Third Party means any individual or legal entity other than the Parties or Related Third Parties.

     1.31 Total Failure means a Total Loss due to performance of the Launch Vehicle.

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     1.32 Total Loss shall have the meaning assigned to the term "Total Loss" in
          XM's policy of Launch and In-Orbit Insurance in place at the time of Launch. XM shall provide a copy of such definition to Sea Launch promptly after the issuance of such policy of Launch and In-Orbit Insurance.

     1.33 Assembly and Command Ship or "ACS" means the ship which serves as the facility for assembly, processing and checkout of the Launch Vehicle; houses the Launch Control Center; acts as the base for tracking the initial ascent of the LV; and, provides accommodations for marine and launch crews.

     1.34 Launch Platform or "LP" means the marine platform from which the Launch is conducted.

     1.35 Interface Control Document or "ICD" means the document that defines in detail the needs and accommodations of the specific mission.

ARTICLE 2 -- CONTRACTUAL DOCUMENTS

     2.1  This Contract shall consist of the following documents:

          2.1.1. General Provisions, Articles 1 through 25

          2.1.2. Statement of Work (including the ICD once it is completed and signed by XM and Sea Launch)

     2.2 In the event of conflict, the General Provisions shall have precedence over the Statement of Work.

ARTICLE 3 -- SERVICES TO BE PROVIDED BY SEA LAUNCH

     3.1 Sea Launch shall provide Launch Services in accordance with the Statement of Work for the Launch of the XM-4 Spacecraft (and the XM-5 Spacecraft if XM exercises its Option Launch for XM-5) provided by XM. Except for Postlaunch Services, Launch Services for the applicable Spacecraft provided under this Contract shall be deemed to have been completed upon Launch of such Spacecraft.

     3.2 Each of the Launch Services provided by Sea Launch under this Contract shall include one (1) round trip transit of the Assembly and Command Ship (ACS) and Launch Platform (LP) between Home Port and the Launch Site, except to the extent that Sea Launch requests or experiences a postponement pursuant to Article 7, Launch Postponements and Accelerations, of this Contract after the departure of the ACS and the LP from Home Port in which event Sea Launch will bear the additional costs between Home Port and the Launch Site. If after departure of either vessel, XM requests a postponement (other than requests by XM, with the concurrence of Sea Launch (not to be unreasonably withheld), due to any technical issues with the Launch Vehicle) that results in the vessels' return to Home Port, XM shall bear the additional

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     costs, not to exceed [***] per such XM requested delay or postponement that occurs after the departure of either vessel.

ARTICLE 4 -- CONTRACT PRICE

     4.1  The Contract price is as follows:

             XM-4 Spacecraft                      [***]
             Option Launch for XM-5 Spacecraft*   [***]

          *May be exercised at XM's option no later than [***] at the price stated above and no later than [***] at the price stated above plus [***].

     4.2  Taxes

          The Launch Services price(s) set forth above include(s) all taxes, duties and other levies imposed on any Sea Launch furnished service or materials by the U. S. Government or any foreign government and/or any political subdivisions thereof; but exclude(s) any taxes, duties, or other levies that may be imposed on any XM-furnished Spacecraft or XM-furnished support equipment or materials. Any taxes, duties, or other levies imposed on any XM-furnished Spacecraft or XM-furnished support equipment or materials that become the obligation of Sea Launch to pay, will be reimbursed to Sea Launch by XM within thirty
          (30) days of the receipt of Sea Launch's request for payment.

ARTICLE 5 -- PAYMENTS

     5.1  XM shall pay the Contract price in U.S. dollars as follows:

          5.1.1 XM shall make payments of the Contract price for the XM-4 Spacecraft Launch in [***] payments, beginning on [***], and in accordance with the following payment schedule:

                                XM-4 Firm Launch

                        -------------------------------
                                             Cumulative
                        Payment   Due Date    Payments
                        -------------------------------
                         [***]      [***]      [***]
                        -------------------------------
                         [***]      [***]      [***]
                        -------------------------------
                         [***]      [***]      [***]
                        -------------------------------
                         [***]      [***]      [***]
                        -------------------------------
                         [***]      [***]      [***]
                        -------------------------------

          NOTE: For payment purposes under this Article 5 and for purposes of Paragraphs 7.4 and 14.1.2, "L" is defined as the first Business Day of the applicable Launch Schedule.

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          5.1.2 Right to Suspend Payments and Reselect Launch Period

               XM has the right to suspend [***] payments under the foregoing payment schedule by providing written notice to Sea Launch at any time prior to [***]. If XM exercises its right to suspend such payments, the payment schedule shall resume when XM notifies Sea Launch in writing of its new Launch Period selection, and Sea Launch agrees to such selection (Sea Launch agrees, where possible, to provide such Launch Period starting no later than [***] after XM provides such notice). The [***] payments will then be due at [***] based on the newly established Launch Period. During the period commencing on the date XM provides the suspension notice and ending on the date [***], the [***] remaining to be paid shall increase at the rate of [***] per month or partial month. Such [***] per month or partial month increase shall be paid by XM quarterly within [***] after receipt by XM of an invoice from Sea Launch. Sea Launch will send an invoice for this increased amount for the prior [***] on the first Business Day of each [***].

          5.1.3 If XM exercises the option for the Launch of the XM-5 Spacecraft, the following payment schedule shall apply:

                                   XM-5 Option

                    -------------------
                    Payment   Increment
                      Date        %
                    -------------------
                     [***]      [***]
                    -------------------
                     [***]      [***]
                    -------------------
                     [***]      [***]
                    -------------------
                     [***]      [***]
                    -------------------
                     [***]      [***]
                    -------------------
                     [***]      [***]
                    -------------------
                     [***]      [***]
                    -------------------
                     [***]      [***]
                    -------------------
                     [***]      [***]
                    -------------------

                    *EDOE means the Effective Date of Option Exercise. The L-and L+ numbers above are expressed in months.

                    [***]

     5.2 Sea Launch shall submit invoices to XM [***] in advance of the scheduled due date. Payment is due [***], but in no event sooner than the scheduled due date. If the due date for any payment falls on a day other than a Business Day, payment is due on the following Business Day.

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     5.3  Payment shall be made by electronic bank transfer, free of charge to
          Sea Launch, in the amount specified in the invoice and pursuant to the instructions contained in the invoice. Payment shall be deemed to have been made when credit for the payable amount has been established in the payee's designated bank account.

     5.4 In the event payment has not been received by Sea Launch by the due date, or has been received in part only, XM shall pay Sea Launch interest on any unpaid amount based on [***]. No later than [***], all payments then due and owing, including any interest thereon, must be made to Sea Launch.

     5.5. In the event of postponement requested by Sea Launch pursuant to Paragraph 7.2 of Article 7, Launch Postponement, or any postponement due to an excusable delay as defined in Article 8 Excusable Delays, the payments shall be suspended for the duration of the delay and then resumed with all remaining payments shifted by the amount of the delay to be consistent with the revised Launch Schedule. In the event of postponement requested by XM pursuant to Paragraph 7.1 of Article 7, Launch Postponements, excluding any postponement due to an excusable delay, the payments must continue according to the then current payment schedule.

     5.6 In the event that one Party has not paid the second Party any amount that is due and payable to the second Party under this Contract, such second Party shall have the right to set off such amount against any payment(s) due and payable or to become due and payable to the first Party, provided, however, any amount being disputed under Article 21 of this Contract shall not be considered due and payable until the dispute is finally resolved.

     5.7 No payment made under this Contract shall relieve Sea Launch of any of its obligations under this Contract.

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ARTICLE 6 -- LAUNCH SCHEDULE

6.1 The Launch of the Spacecraft shall take place during the following Launch Period(s):

          Launch                Launch Period
          ------                -------------

           XM-4                     [***]

           XM-5                     [***]

6.2 The Launch Slot shall be determined by mutual agreement of the Parties at least [***] prior to the first day of the established Launch Period based on the availability of Launch Opportunities. Sea Launch shall submit a proposed Launch Slot to XM at least [***] prior to the first day of the established Launch Period.

6.3 The Launch Day shall be determined by mutual agreement of the Parties at least [***] prior to the first day of the Launch Slot based on the availability of Launch Opportunities. Sea Launch shall submit a proposed Launch Day to XM at least [***] prior to the first day of the Launch Slot. Upon commitment to a Launch Day, XM agrees to deliver the spacecraft to Sea Launch's Home Port no earlier than [***] prior to the Launch Date and no later than [***] prior to the Launch Date.

6.4 The Launch Window shall be determined by mutual agreement of the Parties no later than [***] prior to the Launch Day based on the availability of Launch Opportunities.

6.5 XM shall notify Sea Launch at least [***] prior to delivery of the Spacecraft to either Home Port or in the instance of foreign Spacecraft manufacture to a local airport.

6.6 The following rules shall govern the establishment of Launch Schedule priorities between Sea Launch, XM, and other customers of Sea Launch, excluding any commitments or obligations by Sea Launch prior to the Effective Date of this Agreement:

     6.6.1. In the event of a Sea Launch delay or postponement, for any reason, the launching order remains in effect as of the date of Sea Launch's delay or postponement, excluding the following:

          i) Scientific missions which are time sensitive in nature shall not be postponed.

          ii) Reflight or Replacement launches due to previous launch failures shall be initially scheduled on a priority basis. After the initial scheduling procedure, a Reflight or Replacement launch shall maintain its position in the launching order and shall be treated as a standard launch service for any subsequent Sea Launch postponement.

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     6.6.2. In the event of a scheduling conflict during the initial scheduling of a Launch Period or Launch Slot due to overlapping Launch Periods between two or more customers, the Sea Launch customer with the earlier Contract effectivity date (i.e. contract award date or option exercise date) shall have precedence.

     6.6.3. In the event of a scheduling conflict during the scheduling of a Launch Period or Launch Slot due to a postponement by XM or any other Sea Launch customer, the Sea Launch customer (i.e. XM or the other customer) initially scheduled for the Launch Period or Launch Slot shall have precedence.

ARTICLE 7 -- LAUNCH POSTPONEMENTS AND ACCELERATION

7.1  Postponements requested by XM

     7.1.1 Prior to the departure of the LP from Home Port to the launch site, XM may request a change to the Launch Schedule for any reason by providing written notice of any desired change. XM must request a change as soon as XM knows that XM will not maintain the current Launch Schedule. At the time of the request for a change, XM will propose a new Launch Schedule that XM is ready and able to maintain. Within [***] of the receipt of the written request of a Launch Schedule change, Sea Launch will inform XM if a Launch Opportunity is available as requested or will propose an alternative Launch Schedule as close as possible to the Launch Schedule requested by XM. If an alternative Launch Schedule is proposed by Sea Launch, XM will respond within [***] by accepting the alternative Launch Schedule proposed by Sea Launch or will propose another Launch Schedule.

     7.1.2 Once the LP has departed Home Port for the launch site, any postponement requested by XM (other than requests by XM, with the concurrence of Sea Launch (not to be unreasonably withheld) due to any technical issues with the Launch Vehicle) which results in a delay of the Launch and a return of the vessel(s) to Home Port shall result in additional Sea Launch incurred costs and expenses which additional costs and expenses shall be paid in full by XM within [***] of the invoice (such amount not to exceed [***]).

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     7.1.3 In the event that a single postponement or cumulative postponements exceed [***] for a Launch, the exclusive right and remedy of Sea Launch shall be repricing of the Launch Services for the postponed Launch in accordance with the following sentence. For any such postponements that exceed [***], the price of the Launch Services for the postponed Launch shall increase by [***] of the original price per month or partial month exceeding such [***] postponement. The price increase shall be paid [***] within [***] after receipt by XM of the invoice from Sea Launch. Sea Launch will send an invoice for this increased amount for the prior [***] on the first Business Day of each [***].

7.2  Postponements requested by Sea Launch

     7.2.1 Sea Launch may request a change to the Launch Schedule in the event that a Launch Opportunity does not exist within the current Launch Schedule (but only if it is due to excusable delay, technical problems, or the launch schedule priorities set forth in Paragraph 6.6). Sea Launch will provide written notice of any desired change as soon as Sea Launch knows that a Launch Opportunity will not be available. Sea Launch will propose a new Launch Schedule at the time of the request for a change. Within [***] of the receipt of the written request of a Launch Schedule change, XM will either accept the alternative Launch Schedule proposed by Sea Launch or will propose another Launch Schedule.

     7.2.2 Postponements by Sea Launch under this Article shall not exceed a total of [***] for any Launch. In the event that a single postponement or cumulative postponements exceed [***] for a Launch or are reasonably certain to exceed [***], the exclusive right and remedy of XM shall be either renegotiation of the Contract, including price and terms, or termination in accordance with Paragraph 14.1.3 of Article 14, Termination. If the Parties do not agree that the postponements are reasonably certain to exceed [***], the disagreement will be resolved in accordance with Article 21, Dispute Settlement.

     7.2.3 If XM believes it is reasonably certain that Sea Launch will postpone the Launch in excess of [***], XM may provide Sea Launch with written notice requesting a work-around plan and schedules verifying that the launch schedule will not be postponed beyond [***]. If [***] after XM provides such notice it is still reasonably certain that Sea Launch will postpone the Launch in excess of [***], then XM may terminate the Launch in accordance with Paragraph 14.1.3 of Article 14. Any dispute arising regarding whether a postponement of [***] is reasonably certain shall be resolved in accordance with Article 21, Dispute Settlement.

7.3 The length of a postponement under this Article is measured from the first day of the then current Launch Schedule to the first day of the Launch Schedule proposed in conjunction with the initial request for a change. Days during which an excusable delay exists as defined in Article 8, Excusable Delays, and which affect the Launch Schedule of the postponed launch, are not included in determining the

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     length of a postponement under this Article. Sea Launch agrees that XM's
     Launch is not required to be the return to flight launch in the event of any Sea Launch launch failure. The passage of time resulting from XM exercising this right shall not be considered a postponement by XM. In addition, any postponements necessary for XM to ensure that the Launch and In-Orbit Insurance policy is fully effective following any postponement (including any that results in a return to Home Port) will not be included in determining the length of any XM postponement under this Article.

7.4  Acceleration requested by XM

     For the launch of XM-4, XM may, at any time prior to [***], provide a written request to Sea Launch for acceleration of the Launch Period or Slot to a date which XM will designate. As quickly as possible, and at the latest within [***] following receipt of an acceleration request, Sea Launch will inform XM in writing if there is a Launch Opportunity within the requested period and Sea Launch will make every effort to allocate XM the Launch Opportunity nearest to the date requested by XM. Sea Launch is not required to force any other customer to delay or alter its launch schedule as a result of XM's acceleration request. XM and Sea Launch shall agree on the cost impact, if any, of acceleration prior to finalizing the new Launch Period or Slot. The payment schedule will be adjusted to reflect any acceleration in the Launch Schedule.

     For the launch of XM-5, XM may request an acceleration of the proposed initial Launch Period, Sea Launch will review the existing manifest and will accommodate XM's request on a priority basis consistent with the manifest guidelines and the preceding paragraph in this Paragraph 7.4.

ARTICLE 8 -- EXCUSABLE DELAYS

8.1 Neither Sea Launch nor XM shall be liable to the other in the event of a delay in the performance of its obligations or commitments, and the date on which those obligations are to be fulfilled shall be extended for a period of time as caused by the delay, when the delay is due to causes beyond the control of Sea Launch or XM as the case may be, and not due to their fault or negligence in reasonably anticipating and avoiding such delays and not due to a breach of any provision of this Contract. Such excusable delays also include the excusable delays of contractors and subcontractors when the item or services provided by the contractor or subcontractor cannot be reasonably obtained from another source. Such excusable delays shall include, but not be limited to: acts of God; fires; interruptions of essential services such as electricity, natural gas, fuels and water; adverse weather or launch safety conditions that do not permit Launch, any condition which jeopardizes the safety of the employees of Sea Launch or XM or their subcontractors; acts (including delay or failure to act) of any governmental authority (de jure or de facto), embargoes, strikes or labor stoppages (other than, in the case of Sea Launch, by Sea Launch or its partner companies (i.e., Boeing Commercial Space Company, RSC Energia, SDO Yushnoye, P.O. Yuzhmash, and Kvaerner Sea Launch Limited) (provided, however, that no Boeing Company entity that does not provide services or hardware comprising any part of the launch

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     services described in the Statement of Work (e.g., Boeing Satellite Systems
     International, Inc.) shall be deemed a partner company of Sea Launch for purposes of this Paragraph 8.1) or any entities controlled by Sea Launch or its partner companies that provide services or hardware related to the performance of this Contract); wars; riots; revolutions, and hijacking. Notwithstanding the foregoing, in no event will financial hardship or insolvency of a Party or any of its contractors or subcontractors constitute an excusable delay. In addition, for the avoidance of any doubt, in the case of Sea Launch, any delays caused by a launch failure shall not constitute an excusable delay. The Party impacted by an excusable delay shall provide written notice to the other Party within ten (10) Business Days after the performance of the Party claiming the excusable delay has been impacted by the occurrence of any such excusable delay. Any such notice shall contain an assessment of the impact on the Launch Schedule and the plans of the delayed Party for mitigating the impact of the excusable delay. In the case of Sea Launch, such notice shall include a detailed description of the portion of the Launch Services known to be affected by such excusable delay. In coordination with XM, Sea Launch shall use best reasonable efforts to avoid or minimize and/or work around such delay through the implementation of any work-around plans, alternate sources, or other means Sea Launch may reasonably utilize to minimize a delay in performance of the Launch Services. A Party claiming an excusable delay shall provide the other Party prompt written notice when the event constituting the excusable delay appears to have ended.

8.2 The inability of Sea Launch to perform due to any export control restrictions or delays caused by or arising from assignment of this Contract in whole or in part by XM pursuant to Article 19 shall be conclusively presumed to be an excusable delay event.

ARTICLE 9 -- OBLIGATIONS BEFORE AND AFTER LAUNCH

9.1 Sea Launch shall provide to XM and XM shall provide to Sea Launch the data, hardware and services as identified in the Statement of Work according to the schedules provided therein. The data, hardware and services will be received in a condition suitable for their intended use as defined by the requirements of the Statement of Work. In the event that the data, hardware or services are not received according to their schedule or requirements, and the non-availability will affect the Launch Schedule, the following procedure shall apply.

9.2 The Party receiving or failing to receive the data, hardware or services shall promptly notify the other Party including a statement of the discrepancy and recommended solutions. The Party receiving the notification shall provide written direction to the other Party on how to proceed, considering the recommendations of the other Party, within seven (7) days of the receipt of notice.

9.3 The Party receiving or failing to receive the data, hardware or services shall use its best efforts to continue its obligations under the Contract without affecting the Launch Schedule. If, however, this is not possible despite the best efforts of the receiving Party; and the Launch Schedule is affected as a result of the failure of one Party to deliver the data, hardware or services in accordance with the

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     schedule or requirements of the Statement of Work; then a launch postponement shall be declared by the receiving Party and such delay shall be considered a delay under the appropriate provisions of Article 7, by the Party providing or failing to provide the data, hardware or services.

9.4 Nothing in this Paragraph 9.4 will be construed as a warranty or as contradicting the provisions of Paragraph 15.1. At mission readiness review and at launch readiness review, Sea Launch shall (1) certify in writing that, to the best of its knowledge and belief, the Launch Vehicle fully conforms to the SOW requirements and no defects, failures, anomalies, or out of specification conditions exist, other than as specified in such certification; and (2) confirm in writing that any known defects, failures, anomalies, or out of specification conditions in any Sea Launch manufactured launch vehicle that may be applicable to the Launch Vehicle have been corrected on the Launch Vehicle, other than as specified in such certification. Prior to Launch, Sea Launch shall correct any known defects, failures, anomalies, or out of specification conditions promptly and at no additional cost or expense to XM, unless waived by XM in writing. Prior to Launch, Sea Launch will provide a certification that all known defects, failures, anomalies or out of specification conditions applicable to the Launch Vehicle have either been corrected by Sea Launch or waived in writing by XM.

9.5 The Parties recognize that Sea Launch has no ability to alter the performance or in any way to correct any defect in the Launch Vehicle after Launch. An agreement by XM to conduct the Launch, given at the final launch readiness review, shall constitute a waiver by XM of any claim that the Launch Vehicle or Launch Services do not meet the requirements of the Statement of Work, or that the Launch Vehicle or Launch Services are not otherwise suitable for their intended purpose. Except for Postlaunch Services, the sole liability or obligation of Sea Launch for performance subsequent to Launch is to provide a replacement launch in accordance with
     Article 13, Replacement Launch. This Waiver of claims excludes claims related to fraud, willful misrepresentations, gross negligence or willful misconduct on the part of Sea Launch or XM.

9.6 Sea Launch shall promptly provide XM with written notification of any design, manufacture, performance or in-flight anomaly or failure of any of its launch vehicles occurring after the date of this Contract, including any corrective actions to be taken to prevent the reoccurrence of such anomaly or failure in future launch vehicles.

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ARTICLE 10 -- COMMUNICATION and COORDINATION BETWEEN SEA LAUNCH and XM

10.1 All notices and communications between the Parties relating to financial, contractual or administrative matters of the Contract that are required or permitted under the Contract, in order to be given effect, shall be in writing and shall be addressed and received by the recipient as listed below.

Notices to Sea Launch:   Sea Launch Company, L.L.C.
                         One World Trade Center
                         Suite 950
                         Long Beach, California 90831-0950
                         Attention:   Cynthia M. Childs
                                      Director, Project Development
                                      Phone: (562) 499-4714
                                      Fax: (562) 499-4755

Notices to XM:           XM Satellite Radio
                         1500 Eckington Place NE
                         Washington, DC 20002-2194
                         Attention:   Joseph M. Titlebaum, Exec. Vice President,
                                      General Counsel and Secretary
                                      Fax: (202) 380-4539

                         With an additional copy to:

                         Attention:   Jeff Snyder, Sr. Vice President,
                                      Space and Ground Systems
                                      Fax: (202) 380-4546


10.2 Sea Launch and XM each shall designate a Mission Manager no later than [***] after the effective date of the Contract. The task of the Mission Managers shall be to supervise and coordinate the respective responsibilities of the Parties. The Mission Managers are not authorized to direct work contrary to the requirements of the Contract or to make modifications to the Contract. Each Party may replace its Mission Manager provided the other Party has received notification in writing of such action.

10.3 All documentation, notices, reports and correspondence under the Contract shall be submitted and maintained in the English language. All communication at the Home Port and Launch Base between the Parties and with Related Third Parties and between the personnel of the Parties or Related Third Parties shall be in English. The Parties shall mutually agree upon standards for transliteration and translation of non-English information.

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ARTICLE 11 -- PERMITS AND APPROVALS

11.1 Each Party is responsible for obtaining all necessary licenses, permits, approvals, and authorizations to perform its respective obligations under the Contract. Each Party agrees to assist and support the other Party to the extent practicable, in obtaining such licenses, permits, approvals, and authorizations.

ARTICLE 12 -- RESERVED

ARTICLE 13 -- REPLACEMENT LAUNCH

13.1 XM may request a replacement launch in the event of a Total Loss, Constructive Total Loss or Partial Loss.

13.2 The request for a replacement launch must be in writing and received by Sea Launch no later than [***] after the determination of a Total Loss, Constructive Total Loss or Partial Loss. The request shall indicate the Launch Period desired for the replacement launch.

13.3 Sea Launch shall inform XM, after receipt of the request, if a Launch Opportunity exists as requested. If a Launch Opportunity does not exist as requested, the Parties will negotiate in good faith a mutually acceptable Launch Period.

13.4 Any agreement reached by the Parties on a replacement launch shall be in writing. The replacement launch shall be provided in accordance with the terms and conditions of the Contract.

13.5 The configuration and mission requirements of the Spacecraft selected by XM for the replacement launch shall be sufficiently similar to avoid any need for mission analysis or for Launch Vehicle or interface changes.

13.6 XM shall pay Sea Launch [***] for the replacement launch [***], subject to [***] of the Launch Period agreed upon by the Parties in accordance with Paragraph 13.3.

13.7 XM shall make payment for the replacement launch in accordance with the payment schedule set forth in Article 5, Payments. XM shall make the initial payment at the time of the written agreement on the Launch Period of the replacement launch in accordance with Paragraph 13.3. The initial payment shall include all past due sums.

13.8 The remedies set forth in this Article 13, Replacement Launch, shall constitute the sole and exclusive remedies of XM for Total Failure, Constructive Total Failure, or Partial Failure except in the event of acts of fraud, willful misrepresentations, gross negligence or willful misconduct on the part of Sea Launch.

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ARTICLE 14 -- TERMINATION

14.1 Termination by XM

     14.1.1 The rights of XM to terminate the Contract or any Launch under the Contract, and the available remedies, are limited to the following:

     14.1.2 Prior to Launch, XM may terminate the Contract or any Launch under the Contract for XM's convenience for any reason. Sea Launch will be entitled to retain, as a termination charge, and not as a penalty, the amount specified in the following table as of the date of the termination of the applicable Launch(es). Within [***] of the date of the termination, Sea Launch will refund the balance of all payments made for the Launch terminated in excess of the termination charge.

                              Termination Liability

           ---------------------------------------------------------------------
                                          Termination Liability as a percentage
                                         of the applicable Launch Services Price
           Date of Customer Termination         as adjusted by Escalation
           ---------------------------------------------------------------------
                       [***]                             [***]
           ---------------------------------------------------------------------
                       [***]                             [***]
           ---------------------------------------------------------------------
                       [***]                             [***]
           ---------------------------------------------------------------------

     14.1.3 If XM elects to terminate for excessive delay under Article 7, Sea Launch will return all payments made by XM for the Launch terminated. Only the Launch delayed or postponed may be terminated under this paragraph. The right of XM to terminate under this paragraph is conditioned upon (i) receipt of a written notification of a launch postponement or cumulative postponements exceeding [***], or (ii) upon the occurrence of a launch delay or delays by Sea Launch which exceed [***] or (iii) upon the occurrence of a delay or delays by Sea Launch that are reasonably certain to exceed [***], but in the case of this clause (iii), only if such reasonable certainty continues after the XM notification and the passage of the [***] period provided in Paragraph
          7.2.3. XM must terminate no later than [***] after the first of the two events above or must waive its right to terminate under this paragraph unless further delayed by Sea Launch.

     14.1.4 If the Sea Launch launch immediately preceding the scheduled Launch of a Spacecraft is a launch failure, XM may, by written notice to Sea Launch sent no sooner than [***] and no later than [***] after such launch failure, elect to terminate the Launch Services under this Contract and Sea Launch will return all payments made by XM for such Launch Services, except for [***].

     14.1.5 If the launch Sea Launch is providing with respect to the XM-3 spacecraft is a launch failure, XM may, by written notice to Sea Launch sent no sooner

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          than [***] and no later than [***] after such launch failure, elect to terminate the Launch Services for the XM-4 Spacecraft, in which case all of the payments made to Sea Launch with respect to such XM-4 Spacecraft Launch Services shall be applied to the XM-5 Spacecraft Launch Services. If the option for XM-5 Spacecraft Launch Services had not yet been exercised, then the option shall be deemed exercised and it shall be incorporated in a mutually agreed XM-5 Launch Services amendment with the applicable Launch Period approved by XM. The payment schedule and other terms applicable to the XM-5 Spacecraft Launch Services shall apply after the exercise by XM of the special right provided in this Paragraph 14.1.5.

     14.1.6 If cumulative postponements by Sea Launch, including the period of any postponements during excusable delay(s) asserted by Sea Launch, exceed a total of [***] for any Launch, then XM shall have the right to terminate the Launch so postponed and Sea Launch will return all payments made by XM for the Launch so terminated.

     14.1.7 If XM brings any claim for material breach prior to Launch, other than for a Launch Schedule delay and other than a claim based on fraud, willful misrepresentation, gross negligence or willful misconduct (in which case XM will have all of its rights and remedies under applicable law), the exclusive remedy of XM shall be termination of the Contract and refund of an amount up to the total of all payments made for every Launch subject to termination.

     14.1.8 The exclusive rights and remedies of XM subsequent to Launch are limited to a replacement launch in accordance with Article 13, Replacement Launch. This limitation does not apply to claims based on fraud, willful misrepresentation, gross negligence or willful misconduct (in which case XM will have all of its rights and remedies under applicable law).

14.2 Termination by Sea Launch

     14.2.1 The rights of Sea Launch to terminate the Contract or any Launch under the Contract, and the available remedies, are limited to the following:

          Sea Launch may terminate the Contract in the event that XM fails to comply with the payment obligations specified in Article 5, Payments. In no event shall the effective date of termination by Sea Launch under this Paragraph be earlier than [***] after the due date of any payment not made. In the case of a multi-launch agreement, only the Launch for which payments are delinquent may be terminated under this Paragraph. In the event of such termination, Sea Launch shall retain, as a termination charge, all payments due under Article 5, Payments, for the Launch terminated, as of the effective date of termination. This limitation does not apply to claims based on fraud, willful misrepresentation, gross negligence or willful misconduct (in which case Sea Launch will have all of its rights and remedies under applicable law).

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14.3 Any termination for default or breach under this Article must be preceded by [***] written notification that specifies the default or breach and the intent to terminate in the event that the default or breach is not or cannot be cured within [***] of such notice.

14.4 Both XM and Sea Launch agree that the payments specified in this Article represent fair compensation for either Party, and shall constitute the exclusive rights and remedies available to the Parties in the event of termination by either Party. This limitation does not apply to claims based on fraud, willful misrepresentation, gross negligence or willful misconduct.

ARTICLE 15 -- RISK ALLOCATION

The Parties expressly acknowledge and agree that the liabilities of SEA LAUNCH and/or of XM, resulting from the non execution or late execution of the services provided by SEA LAUNCH, and of the technical commitments of XM, are strictly limited to the provisions of this Contract, excluding any other liabilities or claims.

15.1 Warranty

     15.1.1 Warranty Disclaimer. SEA LAUNCH makes no warranty, express or implied, with respect to the Launch or any services provided to or on behalf of XM. Nothing in this Contract shall be construed as an express or an implied warranty. XM acknowledges that it has read and understands this Article and the exclusion of all warranties has been bargained for in this Contract.

     15.1.2 Limitation of Liability. In no event shall either Party be liable to the other Party under or in connection with this Contract under any legal or equitable theory, including negligence, for direct, indirect, special, consequential, or incidental damages, or indemnities, except as expressly provided in this Contract. Consistent with this limitation of liability, each Party shall use commercially reasonable efforts to ensure that its insurer(s) waive all rights of subrogation against the other Party. This limitation does not apply to claims based on fraud, willful misrepresentation, gross negligence or willful misconduct.

15.2 Licensed Launch Activities

     15.2.1 Third Party Liability Insurance (Licensed Launch Activities)

          15.2.1.1 SEA LAUNCH shall obtain and maintain in effect a policy of liability insurance that protects XM and its Related Third Parties against claims by a Third Party for bodily injury or property damage resulting from Licensed Launch Activities performed under this Contract. Such insurance shall be in the amounts of [***], before Launch and [***] after Launch, or such other amounts, if higher, determined by the Associate Administrator of Commercial Space Transportation (the "AST").

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          15.2.1.2 Such insurance shall remain in effect from commencement of
               Licensed Launch Activities until one year after Launch.

          15.2.1.3 The Third Party liability insurance obtained pursuant to this Article shall not cover loss of or damage to the Spacecraft even if the claim is brought by a Third Party or Related Third Party.

     15.2.2 Indemnification by the United States Government (Licensed Launch Activities).

          15.2.2.1 Subject to the conditions of the Commercial Space Launch Act (49 U.S.C. (s)(s) 70101-70121), the United States Government shall pay claims by a Third Party against SEA LAUNCH, XM or their Related Third Parties for bodily injury or property damage resulting from Licensed Launch Activities, but only to the extent that the aggregate of such claims arising out of any particular Launch is (i) in excess of the amount of insurance required under paragraph 15.2.1.1 above and (ii) not in excess of $1,500,000,000 (plus any additional sums necessary to reflect inflation occurring after January 1, 1989).

          15.2.2.2 Upon expiration of the insurance policy prescribed under paragraph 15.2.1.1 above, the United States Government shall, subject to the conditions of the Commercial Space Launch Act, provide for payment of claims by a Third Party against SEA LAUNCH, XM or their Related Third Parties for bodily injury or property damage resulting from Licensed Launch Activities from the first dollar of loss up to $1,500,000,000 (plus any additional sums necessary to reflect inflation occurring after January 1, 1989).

          15.2.2.3 SEA LAUNCH makes no representation nor provides any warranty that payment of claims by the United States Government will be made pursuant to the Commercial Space Launch Act or otherwise. The sole obligation of SEA LAUNCH is to make a good faith effort to obtain such payment from the United States Government.

     15.2.3 Reciprocal Waiver and Release of Claims (Licensed Launch
          Activities).

          15.2.3.1 Each Party agrees to execute and submit to the AST, at least forty (40) days prior to commencement of Licensed Launch Activities under this Contract, the Agreement for Waiver of Claims and Assumption of Responsibility substantially in the form set forth at Appendix B to Part 440 in Title 14 of the Code of Federal Regulations. Such Agreement is binding upon XM, SEA LAUNCH

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               and the U.S. Government only with respect to Licensed Launch
               Activities performed under this Contract.

          15.2.3.2 Each Party shall implement the reciprocal waiver of claims provisions provided in paragraph 15.2.3.1 with its Related Third Parties (other than employees, officers or directors) requiring them to waive and release all claims of liability they may have against the other Party and its Related Third Parties.

15.3 Activities other than Licensed Launch Activities

     15.3.1 Third Party Liability (other than Licensed Launch Activities) Each Party agrees to indemnify, defend and hold harmless the other Party from and against any and all claims of a Third Party (other than claims by employees, officers or directors of a Party or of its Related Third Parties) for bodily injury or property damage to the extent that it is caused by the indemnifying Party or its Related Third Parties (other than Boeing Satellite Systems International, Inc. in the case of XM) while performing activities related to this Contract other than Licensed Launch Activities. Each Party shall maintain insurance with limits sufficient to cover the aforementioned indemnification obligation and shall use commercially reasonable efforts to ensure that its insurer(s) waive all rights of subrogation against the other Party to the extent the indemnifying Party has waived its rights of recovery against the indemnified Party.

     15.3.2 Reciprocal Waiver and Release of Claims (other than Licensed Launch Activities)

     15.3.2.1 XM and Sea Launch agree to a reciprocal waiver of claims pursuant to which each Party agrees to be responsible for and to absorb the financial and any other consequences of any property damage or loss it sustains or any bodily injury to, death of, or property damage or loss sustained by its own employees arising out of or relating to any activities carried out under this Contract other than Licensed Launch Activities. Neither Party will make any claim or institute any arbitration or judicial proceedings against the other Party or its Related Third Parties for such damage, loss, injury or death. This waiver will not be applicable to the extent that the damage, loss, injury or death sustained by a Party or its employees is caused by the gross negligence or intentional misconduct of the other Party or its Related Third Parties.

     15.3.2.2 Each Party further agrees to require its Related Third Parties (other than employees, officers or directors) to be responsible for and to make no claims against the other Party or its Related Third Parties for any property damage or loss they sustained or for any bodily injury to, death of, or property damage or loss sustained by their own employees arising out of or relating to any activities carried out under this Contract other than Licensed Launch Activities. The waiver required by this Paragraph

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          15.3.2.2 will not be applicable to the extent that the damage, loss, injury or death sustained by a Related Third Party is caused by the gross negligence or intentional misconduct of the other Party or its Related Third Parties.

     15.3.2.3 If any of a Party's Related Third Parties makes a claim or institutes any arbitration or judicial proceeding (other than claims for gross negligence or intentional misconduct which are not subject to this waiver) against the other Party or its Related Third Parties for damage, loss, injury or death to the extent required to be waived in Paragraph 15.2.3.2 or Paragraph 15.3.2.2, the first Party shall indemnify, hold harmless and defend the other Party and its Related Third Parties from and against any liability on account of such damage, loss, injury or death, and shall pay all expenses and satisfy all awards and judgments which may be incurred by or rendered against said indemnitee(s).

15.4 Spacecraft

     XM assumes the risk of any actual or constructive loss of or damage to the Spacecraft prior to, during, and after Launch, including any loss or damage resulting from the non-availability of or inability to use the Spacecraft following Launch. XM shall indemnify, defend, and hold harmless Sea Launch and its Related Third Parties (other than Boeing Satellite Systems International, Inc.) against all claims and actions based in whole or in part on loss or damage to the Spacecraft, including loss or damage resulting from the non-availability of or inability to use the Spacecraft. This assumption of risk and indemnification shall not apply to the extent that the loss or damage is caused by the gross negligence or intentional misconduct of Sea Launch or its Related Third Parties. XM shall use commercially reasonable efforts to ensure that its insurers waive all rights of subrogation against Sea Launch and its Related Third Parties.

15.5 Indemnification- Intellectual Property Infringement

     15.5.1 Sea Launch agrees to defend, hold harmless and indemnify XM and its Related Third Parties from and against any liabilities, costs, risks, losses, damages, or injury, or any consequences thereof, resulting from an infringement or claim for infringement of the patent right or any other intellectual property right of a Third Party or a Related Third Party of Sea Launch which may arise from the provisions of the Launch Services or Postlaunch Services under this Agreement by Sea Launch.

     15.5.2 XM agrees to defend, hold harmless and indemnify Sea Launch and its Related Third Parties (other than Boeing Satellite Systems International, Inc.) from and against any liabilities, costs, risks, losses, damages, or injury, or any consequences thereof, resulting from an infringement or claim for infringement of the patent right or any other intellectual property rights of a Third Party or a Related Third Party of XM which may arise from the design and manufacture of the Spacecraft.

15.6 Notice and Cooperation

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     Sea Launch shall provide customary and normal support to assist XM in obtaining Launch and In-Orbit Insurance, including (i) supporting XM with all necessary presentations (oral, written or otherwise), including attendance and participation in such presentations where requested by XM,
     (ii) providing on a timely basis all reasonable and appropriate technical information, data and documentation, and (iii) providing documentation and answers to insurer and underwriter inquiries. In addition, Sea Launch shall provide any other certifications, confirmations or other information with respect to the Launch Vehicle as reasonably required by XM's Launch and In-Orbit Insurance insurers and underwriters and shall take any other action reasonably requested by XM or any such insurers or underwriters that is necessary or advisable in order for XM to obtain and maintain Launch and In-Orbit Insurance on reasonable and customary terms.

     Each Party agrees to cooperate with the other Party in obtaining relevant reports and other information in connection with the presentation by either Party of any claim under insurance required by this Article. A Party seeking indemnification under this Article shall (i) promptly advise the indemnitor of any damage or injury incurred, or the filing of any suit or any written or oral claim against it; (ii) provide the indemnitor with copies of all relevant documentation and (iii) cooperate with the indemnitor and its insurers in every reasonable manner in making or defending against such claim. A Party seeking indemnification shall not make any admission nor shall it reach a compromise or settlement without the prior written approval of the indemnitor.

     Sea Launch shall cooperate with and provide reasonable support to XM in making and perfecting claims for insurance recovery and as to any legal proceeding associated with any claim for insurance recovery. Such support shall include (i) providing on-site inspections as required by XM's insurers and underwriters, (ii) participating in review sessions with a competent representative selected by the insurers and underwriters to discuss any continuing issue relating to such occurrence, including information conveyed to either Party, (iii) using its best efforts to secure access for the insurers and underwriters to all information used in or resulting from any investigation or review of the cause or effects of such occurrence, (iv) making available for inspection and copying all information reasonably available to Sea Launch that is necessary to establish the basis of a claim, and (v) supporting XM in establishing the basis of any Total Loss, Constructive Total Loss or Partial Loss.

     The cooperation and support provided for in this Paragraph 15.6 is included within the firm fixed price of this Contract.

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15.7 Evidence of Insurance

     For any of the insurance policies required under this Contract, each Party shall provide the other Party with a certificate evidencing such insurance within 30 days of a written request by the other Party and require its insurer(s) to provide the other Party written notice at least 30 days before cancellation or a material change in policy coverage.

ARTICLE 16 -- PROPRIETARY DATA

16.1 The Parties recognize that technical information may be disclosed by one Party to the other Party in the course of performance under the Contract and that the disclosing Party may desire to protect such information against unrestricted use or disclosure to others. To provide protection for such information, each Party agrees to respect such information and, to the extent it includes proprietary data, to handle such information as provided for in this Article.

16.2 For the purpose of this Contract, the term "proprietary data" means each Party's proprietary, secret, or confidential information, data, processes, and physical materials, including information originated by, or available only from the disclosing Party and information originating with a Third Party or Related Third Party with respect to which the disclosing Party has limited disclosure rights, and which the disclosing Party desires to protect against unrestricted disclosure to others, provided that such information, data, processes, and physical materials are marked "proprietary data" or with an equivalent legend or, if disclosed orally, is identified as proprietary at the time of initial disclosure and then summarized in a written document marked as "proprietary data" that is supplied to the receiving Party within ten (10) days of initial disclosure.

16.3 Except as permitted in the last sentence of this Paragraph 16.3 and in Paragraph 16.4 below, a Party receiving proprietary data shall take all reasonable precautions to prevent publication or disclosure of proprietary data to others, and shall use such data only for the purpose of performance under the Contract. Except as permitted in the last sentence of this Paragraph 16.3 and in Paragraph 16.4 below, any other use of such proprietary data shall be made only upon prior written consent of the disclosing Party. Each Party agrees to protect the other Party's proprietary data with the same degree of care as it protects its own proprietary data (but in no event less than a reasonable degree of care), and to restrict disclosures of such proprietary data to those persons, entities (e.g., insurance underwriters) and subcontractors having a need to know the data, provided any such person, entity or subcontractor must first agree in writing to treat any such proprietary data as confidential.

16.4 The aforementioned restrictions on the use and disclosure of proprietary data shall not apply if the proprietary data:

     16.4.1 Is in the public domain at the time of receipt or comes into public domain thereafter through no act of the receiving Party that is inconsistent with the aforementioned restrictions;

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     16.4.2 Known to the receiving Party prior to disclosure by the disclosing
          Party;

     16.4.3 Disclosed with the prior written approval of the disclosing Party;

     16.4.4 Independently developed by the receiving Party;

     16.4.5 Lawfully disclosed to the receiving Party by a Third Party under conditions permitting such disclosure; or

     16.4.6 Is required by applicable law, regulation or governmental order to be disclosed (but in such case only to the extent so required to be disclosed).

16.5 Upon termination or upon completion of performance under the Contract, and upon the request of one Party, the other Party shall return all proprietary data (including any copies thereof) received from that Party, or provide written certification that such proprietary data has been destroyed, except that either Party may retain a legal file copy.

16.6 Information exchanged under this Agreement may be subject to U.S. export control laws and regulations, such as the U.S. International Traffic in Arms Regulations (ITAR) or the Export Administration Regulations (EAR). The disclosing Party shall mark any such document to clearly indicate the laws and regulations that apply to the disclosed information. The receiving Party agrees that information subject to such export control laws and regulations shall not be disclosed or transferred to a Third Party or a Related Third Party without complying with all applicable U.S. export control laws and regulations. Such approval shall not be unreasonably withheld.

16.7 Information exchanged under this Agreement may be subject to Russian and Ukrainian export control laws and regulations. The disclosing Party shall mark any such document to clearly indicate the laws and regulations that apply to the disclosed information. The receiving Party agrees that information subject to such export control laws and regulations shall not be disclosed or transferred to a Third Party or a Related Third Party without first obtaining written approval from the disclosing Party and complying with all applicable U.S. export control laws and regulations. Such approval shall not be unreasonably withheld.

ARTICLE 17 -- RIGHTS TO INVENTIONS AND DATA

17.1 Sea Launch and XM agree that neither Party shall by entry into the Contract or by performance of the Contract, acquire any rights to or under the other Party's patents, proprietary data, or other intellectual property or technical information, unless the grant of any such right is expressly provided for herein or in a separate written agreement duly executed by the granting Party.

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***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

ARTICLE 18 -- CHANGES

18.1 Except as set forth in Paragraph 18.2, the Contract shall be modified only upon mutual consent and such modification shall be made in writing and shall be signed by both Parties.

18.2 XM may at any time up to [***], by a written notice, request changes within the general scope of this Contract. If XM requests a change after [***], any such change will be implemented by Sea Launch only if the launch date would remain unaffected as a result of such implementation, unless otherwise agreed to by Sea Launch. If any such change causes an increase or decrease in the cost of, or the time required for, the performance of any part of the work under this Contract, an equitable adjustment, to be negotiated in good faith between the Parties, shall be made in the price, delivery schedule, or other terms affected by the requested change, and the Contract shall be modified in writing accordingly. Any claim by Sea Launch for an adjustment must be made in writing within thirty (30) days of the receipt of any such notice. Nothing in this Article 18 shall excuse Sea Launch from proceeding without delay to perform this Contract as changed.

18.3 Sea Launch shall have the right to recommend changes within the general scope of this Contract. Sea Launch shall submit any such change to XM in writing and XM shall accept or reject such change in its sole discretion. XM shall respond to any such change proposed by Sea Launch promptly but in no event later than forty-five (45) days after the date on which Sea Launch submitted the proposed change. Sea Launch shall not proceed with any change under this Paragraph until an amendment to this Contract is executed by both Parties authorizing the change and making the corresponding adjustments to the work and/or the terms of this Contract necessitated by the change.

18.4 Launch Service(s) postponements by XM or Sea Launch shall be resolved in accordance with Article 7 of this Contract.

ARTICLE 19 -- ASSIGNMENT

The Parties agree not to assign their respective rights or obligations under the Contract without the prior written consent of the other Party. Notwithstanding the foregoing, XM may assign or transfer this Contract or all of its rights hereunder to: (i) any parent, wholly-owned subsidiary or other affiliate of XM, or (ii) any corporation in connection with the sale, transfer or assignment of all or substantially all of XM's assets or capital stock, whether by way of merger, consolidation, or otherwise. XM shall provide notice to Sea Launch of any such assignment within 10 days of that assignment.

ARTICLE 20 -- PUBLIC RELEASE OF INFORMATION

20.1 Except as required by law or regulation, no news release, public announcement, or advertising material concerned with this Contract shall be issued by either Party without prior written consent of the other Party. Such consent shall not be unreasonably withheld. All releases shall be coordinated between both Parties.

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20.2 The above notwithstanding, XM shall have the right (without the prior approval of Sea Launch) to provide general information about Sea Launch that is not false or misleading, including pictures of Sea Launch, in its public documents, news releases and advertising. In addition, Sea Launch agrees to provide XM with suitable pictures (or models) of launch vehicles for use in XM literature and advertising.

ARTICLE 21 -- DISPUTE SETTLEMENT

21.1 The Parties shall endeavor to reach an amicable settlement of any dispute or controversy resulting from, or arising in connection with, the performance of this Contract. In the event a settlement cannot be reached in a timely manner by the Sea Launch and XM Mission Managers, the dispute or controversy shall be referred to the respective Presidents of Sea Launch and XM, who shall use their reasonable best efforts to reach a settlement acceptable to both Parties. If such a settlement cannot be reached the dispute or controversy shall be submitted to arbitration to be conducted in Washington, D.C. under the Rules of Conciliation and Arbitration of the American Arbitration Association by three arbitrators appointed pursuant to the governing rules. The arbitration shall be conducted in English. The arbitration award shall be final and binding, and the execution thereof may be entered in any court having jurisdiction.

ARTICLE 22 -- APPLICABLE LAW

22.1 The Contract and any matter arising under the Contract, regardless of whether such matter is addressed in the Contract, shall be governed by the laws of the State of New York, USA, excluding its choice of law rules.

ARTICLE 23 -- SEVERABILITY

23.1 In the event any of the provisions of the Contract shall, for any reason whatsoever, be held to be invalid or unenforceable, the remaining provisions shall not be affected.

ARTICLE 24 -- WAIVERS

24.1 No waiver of any of the provisions of the Contract shall be binding on either Party unless evidenced by a written notice signed by the Party to be bound. Failure of either Party to insist upon performance of any of the terms or conditions herein or to exercise any right or privilege shall not constitute a waiver. A waiver by either Party of a breach of any provision of this Contract does not constitute a waiver of any succeeding breach of the same or any other provision, nor shall it constitute a waiver of the provision itself.

ARTICLE 25 -- ENTIRE AGREEMENT

25.1 The Contractual documents referred to in Article 2 and the letter from Sea Launch to XM dated August 1, 2003 (the "August 1 Letter") comprise the entire understanding between the Parties with respect to the subject matter of the

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     Contract and shall supersede all prior and contemporaneous discussions between the Parties. Except for the August 1 Letter, neither Party shall be bound by any conditions, warranties, definitions, statements, or documents previous to the Contract unless the Contract makes express reference thereto.

IN WITNESS WHEREOF, the Parties hereto have executed the Contract as of the day and year stated:

XM Satellite Radio Holdings Inc.        Sea Launch Limited Partnership acting
                                        through its General Partner, Sea Launch
                                        Company, L.L.C.


By:                                     By:
       -------------------------------         --------------------------------
Title:                                  Title:
       -------------------------------         --------------------------------
Date:                                   Date:
       -------------------------------         --------------------------------

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

                                STATEMENT OF WORK

                                       For

                               XM Satellite Radio

                                 LAUNCH SERVICES

                                 August 4, 2003

                                     [LOGO]
                                 SEA LAUNCH (R)

                             Sea Launch Company, LLC
                        One World Trade Center, Suite 950
                        Long Beach, California 90831, USA

                             SEA LAUNCH PROPRIETARY

                             SEA LAUNCH PROPRIETARY

TABLE OF CONTENTS

ABBREVIATIONS AND ACRONYMS.....................................................3

SCOPE..........................................................................5

Reference Documents............................................................5

1.    PROGRAM MANAGEMENT.......................................................6

1.1     Documentation, Reports, Meetings and Reviews...........................6
1.1.1   Documentation..........................................................6
1.1.2   Reports................................................................7
1.1.3   Schedules..............................................................8
1.1.4   Meetings and Reviews...................................................8
1.2   Quality..................................................................9
1.3   Safety...................................................................9

2.    LAUNCH VEHICLE...........................................................9

2.1   Launch Vehicle Hardware..................................................9
2.2   Performance.............................................................10
2.2.1   Launch Vehicle Performance - Orbit and Mass...........................10
2.2.2   Mission Optimization..................................................10
2.3   Spacecraft to Launch Vehicle Interfaces.................................10
2.3.1   Mechanical Interfaces.................................................10
2.3.2   Electrical Interfaces.................................................10
2.3.3   Spacecraft/spacecraft Adapter Interface Test Support..................11
2.4   Spacecraft Separation Conditions........................................11
2.5   Environmental Requirements..............................................11

3.    MISSION ANALYSIS........................................................11

4.    LAUNCH SERVICES AND FACILITIES..........................................13

4.1   Sea Launch Home Port, Long Beach, California, United States of America..13
4.1.1   Facilities............................................................13
4.1.2   Services..............................................................13
4.2   Assembly and Command Ship (Acs).........................................14
4.2.1   Facilities............................................................14
4.2.2   Services..............................................................14
4.2.3   Number of Xm and Bss Personal On the Acs for the Launch Campaign At
           Sea................................................................14
4.3   Launch Platform.........................................................14
4.3.1   Facilities............................................................15
4.3.2   Services..............................................................15
4.3.3   Number of Xm and Bss Personal On the Lp for the Launch Campaign At
           Sea................................................................15
4.4   Communications..........................................................15
4.5   Launch Services.........................................................16
4.6   Range Services..........................................................16

5.   POST LAUNCH SERVICES.....................................................17

6.   SEA LAUNCH RESPONSIBILITIES..............................................17

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                             SEA LAUNCH PROPRIETARY

7.   XM RESPONSIBILITIES......................................................17

LIST OF TABLES

Table 1.1.4-1. Sea Launch Meetings and Reviews.................................9
Table 3-1. Sea Launch  Mission Analysis Tasks.................................13
Table 6.1. Sea Launch  Deliverables...........................................17
Table 7-1. XM Deliverables....................................................18

ABBREVIATIONS AND ACRONYMS

    ACS   Assembly and Command Ship

    BSS   Boeing Satellite Systems

    CDR   Critical Design Review

    CLA   Coupled Loads Analysis

    DTM   Displaced Transformation Matrix

    EMC   Electromagnetic Compatibility

    EMI   Electromagnetic Interference

    GMM   Geometric Math Model

    GSE   Ground Support Equipment

    HAR   Hardware Acceptance Review

    HP    Home Port, Long Beach, CA

    ICD   Interface Control Document

    ILV   Integrated Launch Vehicle

    LLC   Limited Liability Company

    LP    Launch Platform

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                             SEA LAUNCH PROPRIETARY

    LV    Launch Vehicle

    L-    Launch Minus

    PDR   Preliminary Design Review

    PLA   Payload Accommodations

    PLU   Payload Unit

    PPF   Payload Processing Facility at Sea Launch Home Port, Long Beach, CA

    SC    Spacecraft

    SL    Sea Launch

    SOW   Statement of Work

                             SEA LAUNCH PROPRIETARY

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                             SEA LAUNCH PROPRIETARY

Scope

This Statement of Work (SOW) encompasses the launch services to be supplied by Sea Launch Limited Partnership acting through its general partner, Sea Launch Company, LLC (Sea Launch) to XM Satellite Radio Holdings Inc. (XM) for the XM-4 mission utilizing a BSS-702 spacecraft (SC) manufactured by Boeing Satellite Systems (BSS).

Sea Launch shall perform the tasks and provide the equipment and facilities specified in this SOW to provide launch services for the XM-4 spacecraft. Launch Services shall be provided using the Sea Launch launch vehicle (LV), the Zenit-3SL. The mission shall be conducted from Sea Launch's Assembly and Command Ship (ACS) and Launch Platform (LP) in the equatorial region of the Pacific Ocean. Sea Launch, at no additional cost to XM, will interface with BSS as required for the design, integration, test and launch of the XM-4 spacecraft, including Sea Launch provision of the services, deliverable data and equipment specified in the SOW.

This Statement of Work includes the following areas:

1.   Program Management
2.   Launch Vehicle
3.   Mission Analysis
4.   Launch Services and Facilities
5.   Post Flight Reporting
6.   Sea Launch Responsibilities
7.   XM Responsibilities

Unless specified otherwise, times are presented in months prior to launch, 'L-x'.

Reference Documents

Parts of the following documents are incorporated into this Exhibit to the extent that they are specifically referenced herein. Where a conflict exists, the Statement of Work takes precedence.

1)   D688-10009-1, Sea Launch User's Guide, Revision C, January 2003
2) D688-10024-1, Sea Launch Safety Regulations Manual (Chapters 3 and 4), Rev. New, 16 July 1998
3) D688-10658-1, Sea Launch Facilities Accommodations Handbook, Rev Draft, 14 March 2001

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                             SEA LAUNCH PROPRIETARY

1.   Program Management

Sea Launch shall supply the Program Management necessary to cover all aspects of the Contract for Launch Services. Program Management tasks shall include the following:

     .    LV hardware production
     .    Document generation, control and delivery
     .    Meetings and reviews
     .    Mission analysis
     . Applicable Home Port activities including joint operations (Sea Launch shall support, but not provide direct management of, autonomous SC activities)
     .    All launch site activities
     .    Post launch reports
     .    Safety provisions
     .    Quality provisions

Sea Launch shall assign a dedicated Sea Launch Mission Manager no later than one month after contract signature. All Sea Launch deliverable documentation shall be transmitted through the Sea Launch Mission Manager to XM and/or BSS. The Sea Launch Mission Manager shall be responsible for all XM-4 functions related to the execution of the Contract for Launch Services.

XM shall assign an XM Mission Manager no later than one month after contract signature. All XM deliverable documentation shall be transmitted through the XM Mission Manager to Sea Launch. The XM Mission Manager shall be responsible for all XM-4 functions related to the execution of the Contract for Launch Services.

1.1   Documentation, Reports, Meetings and Reviews

1.1.1 Documentation

Sea Launch shall prepare all documentation required to provide the launch services, as specified in section 6, table 6-1. Sea Launch shall maintain a configuration control system for the mission unique documentation. XM shall provide timely inputs to Sea Launch to support development of documentation, as specified in section 7, table 7-1.

Sea Launch shall maintain configuration control of signed mission specific documentation subject to the agreement of both parties. Formal change proposals shall be submitted to XM for

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                             SEA LAUNCH PROPRIETARY

review and approval. Contract modifications may be required for changes that exceed the scope of the launch services contract.

Sea Launch shall accept mission specific documentation directly from BSS as required. Sea Launch shall provide mission specific documentation to BSS and XM as required.

The Sea Launch Mission Manager and XM shall agree upon the specific number of copies and medium type for document deliveries, on a case-by-case basis.

Interface Control Documentation: Sea Launch shall develop a SC to LV Interface Control Document (ICD) based on timely inputs from XM and/or BSS. Once signed by both Sea Launch, BSS and XM, the ICD shall become the contractual document defining the technical requirements for launch services, superseding the technical integration requirements of this Statement of Work. Sea Launch and XM shall each verify their respective requirements as defined in the ICD. All verification shall be completed prior to launch.

Procedures: All Sea Launch operations are conducted in accordance with Sea Launch approved, released procedures that are maintained under configuration control. All combined procedures that address joint operations between the SC and the Sea Launch system are reviewed and agreed to with XM and BSS prior to commencement of operations. All SC hazardous and on-site procedures shall be under BSS configuration control and will be provided to Sea Launch for review per section 7, table 7-1.

1.1.2 Reports

Sea Launch shall provide to XM the reports specified in section 6, table 6-1. A preliminary delivery schedule for these reports is provided in table 6-1. Sea Launch and XM shall mutually agree upon a final delivery schedule after contract award.

Sea Launch shall provide XM with access to documents, which are not normally deliverable items, at the request of XM, which are reasonable and not restricted by any applicable export regulation.

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                             SEA LAUNCH PROPRIETARY

1.1.3 Schedules

Sea Launch shall maintain mission integration schedules that cover all aspects of program management for the launch services. Sea Launch shall provide the schedules to XM on a quarterly basis.

Sea Launch and XM shall develop and mutually agree to a mission-specific milestone and documentation schedule within 30 days of Contract signature by both parties. This milestone schedule shall provide all major technical milestones necessary for successful completion of the Contract for Launch Services. This milestone schedule shall be based upon table 6-1 and table 7-1. The mission integration schedule shall be presented at applicable reviews.

1.1.4 Meetings and Reviews

Sea Launch and XM agree to conduct meetings/reviews as often as necessary to allow timely execution of all activities to support the Mission. These shall include, but not be limited to the meetings/reviews identified in table 1.1.4-1. Approximate timing of the meeting/review is shown, with the final timing to be agreed to between Sea Launch and XM.

XM is invited to all meetings listed in table 1.1.4-1. The Sea Launch Mission Manager and the XM Mission Manager shall agree upon specific meeting locations, agendas, logistics and participation in advance, on a case-by-case basis.

Meetings and reviews shall be normally held at Sea Launch facilities in Long Beach, California, unless otherwise agreed to by XM and Sea Launch.

XM shall invite Sea Launch to attend the XM-4 SC design reviews and readiness reviews.

Sea Launch and XM shall have access to the Sea Launch, XM and BSS facilities to attend meetings and reviews as defined above. Sea Launch and XM shall obtain necessary approvals for their respective personnel to attend the meetings and/or reviews.

Sea Launch shall (i) submit an agenda at least ten (10) days in advance of the meeting or review, (ii) take minutes, (iii) maintain an action items list, and
(iv) circulate the minutes and action items to XM within five (5) days following the meeting or review.

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***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                             SEA LAUNCH PROPRIETARY

                 Table 1.1.4-1. Sea Launch Meetings and Reviews

                                      [***]

1.2  Quality

Sea Launch shall maintain a mission success and quality assurance program for the processes, procedures, and documentation in place at Sea Launch 's facilities and operations to ensure effective mission success and quality assurance for the XM-4 mission.

Sea Launch shall also present the design and qualification status of all new (not previously, successfully flown) hardware and software whether mission unique or generic. Sea Launch shall also present the design and qualification status of ground support systems hardware and software. Appropriate reviews (PDR, CDR, and HAR) shall be held as defined in table 1.1.4.

1.3  Safety

To ensure safety related to the XM mission, XM shall submit safety data to the Sea Launch, as defined in the Sea Launch Safety Regulations Manual (chapters 3 and 4). XM shall provide the safety inputs defined in section 7, table 7-1. Sea Launch shall deliver the safety deliverables defined in section 6, table 6-1.

2.   Launch Vehicle

Sea Launch shall supply all the LV hardware, software and consumables necessary to provide the Launch Service. This shall include the design, manufacture, and qualification of all standard and mission-unique hardware and software defined herein.

2.1  Launch Vehicle Hardware

Sea Launch shall provide the Zenit-2S booster, the Block DM-SL upper stage, and Payload Accommodations (PLA). The PLA consists of the spacecraft adapter (SCA), payload structure, interface skirt, payload fairing, flight avionics and instrumentation. The PLU consists of the PLA with the SC encapsulated in it.

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***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                             SEA LAUNCH PROPRIETARY

2.2  Performance

2.2.1 Launch Vehicle Performance - Orbit and Mass

The launch vehicle shall deliver equivalent performance, based on a separated SC mass of 6,000 kg to [***].

2.2.2 Mission Optimization

Sea Launch shall optimize the mission design consistent with the constraints of the LV and Paragraph 2.2.1 above. The orbital parameters shall be optimized for [***]. Performance curves of the Launch Vehicle shall be provided to XM and BSS to support this optimization.

2.3  Spacecraft to Launch Vehicle Interfaces

The SC to LV interfaces are as specified in the herein-referenced sections of the Sea Launch User's Guide. Once signed, the XM-4 SC to Sea Launch System ICD shall supercede the interfaces defined here.

2.3.1 Mechanical Interfaces

The Spacecraft shall be mated to the upper stage via a Sea Launch provided SCA702+ spacecraft adapter (SCA) and separation system. The adapter and the SC shall be encapsulated in the payload fairing prior to mating with the Zenit 3SL. The SC to LV mechanical interfaces shall be compatible with the mechanical interfaces specified in the Sea Launch User's Guide, section 7.1.

2.3.2 Electrical Interfaces

The Sea Launch provided electrical interfaces shall include separation connectors, umbilical wiring, SC telemetry and command links including RF reradiation system, and in flight interfaces. Electrical interfaces shall be as specified in the Sea Launch User's Guide, section 7.2 and Sea Launch Facilities Accommodations Handbook, section 6.

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***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                             SEA LAUNCH PROPRIETARY

Sea Launch shall provide interface skirt umbilical path during transit to the launch site. The T-0 umbilical path is not available during transit.

Sea Launch shall provide a reradiation system for SC telemetry and command that supports a frequency range of [***]. Frequencies required outside this range may be negotiated.

2.3.3 Spacecraft/Spacecraft adapter interface test support

SC to SCA interface tests are performed to verify proper fit and clearances of the Sea Launch -provided SCA and separation system with the SC, and to provide a flight-representative separation shock environment for purposes of spacecraft environmental verification. Sea Launch, with support from XM as specified in section 6, shall perform [***]. This test shall be performed at the spacecraft manufacturer's factory. For the [***].

2.4  Spacecraft Separation Conditions

Preliminary injection accuracy, attitude accuracy, and minimum relative separation velocity of the Block DM-SL at the time of SC separation shall be as specified in the Sea Launch User's Guide, section 3.5. The final separation conditions shall be as specified in the ICD.

2.5  Environmental Requirements

Sea Launch shall ensure that during transportation, handling, and from launch through SC separation, the SC is not exposed to environments exceeding those defined in the Sea Launch User's Guide section 5.

3.   Mission Analysis

Sea Launch shall perform the following analyses for the XM mission to ensure compatibility between the XM SC/GSE and the Sea Launch system. Each analysis shall be performed in two cycles (preliminary and final) unless otherwise noted in table 3-1. XM provided inputs to

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                             SEA LAUNCH PROPRIETARY

integration analysis are defined in section 7. A preliminary delivery schedule for analysis results is defined in table 6-1.

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***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                             SEA LAUNCH PROPRIETARY

                  Table 3-1. Sea Launch Mission Analysis Tasks

                                      [***]

4.   Launch Services and Facilities

Sea Launch shall provide XM with pre-launch and launch-site facilities and support services necessary for the processing, assembly, installation, transportation, fueling, and launch of commercial SC.

4.1  Sea Launch Home Port, Long Beach, California, United States of America.

4.1.1 Facilities

Sea Launch shall provide facilities at the Home Port for SC processing, SC fueling, and encapsulation into the payload fairing. Details of Sea Launch Payload Processing Facilities (PPF) and customer office and storage areas are documented in the Sea Launch Facilities Accommodations Handbook, section 3. Mission unique facility configurations shall supersede the Sea Launch Facilities Accommodations Handbook, and shall be specified in the ICD.

4.1.2 Services

Sea Launch shall assist in transportation of the SC in its shipping container and GSE from local airports to the Home Port.

Sea Launch shall perform [***].

Sea Launch shall provide SC environmental control during all phases of SC processing, per the Sea Launch Facilities Accommodations Handbook, section 3.2.

Sea Launch shall provide equipment as defined in the Sea Launch Facilities Accommodations Handbook, section 3.2.23 and 3.11.

Sea Launch shall provide security services for XM SC, SC GSE, and personnel as defined in the Sea Launch Facilities Accommodations Handbook, section 3.8.

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                             SEA LAUNCH PROPRIETARY

Sea Launch shall provide miscellaneous services defined in the Sea Launch Facilities Accommodations Handbook, section 3.14.

4.2  Assembly and Command Ship (ACS)

4.2.1 Facilities

Sea Launch shall provide facilities aboard the ACS for the mechanical and electrical integration of the encapsulated SC with the Zenit 3SL prior to transfer to the Launch Platform. The ACS shall provide provisions for XM launch support, living accommodations, customer office area and storage as defined in the Sea Launch Facilities Accommodations Handbook, section 4. Mission unique facility configurations shall be specified in the ICD.

4.2.2 Services

Sea Launch shall provide meal, recreation, and medical services as defined in the Sea Launch Facilities Accommodations Handbook, section 4.5.

Sea Launch shall provide security for XM SC GSE and personnel as defined in the Sea Launch Facilities Accommodations Handbook, section 4.6.

Sea Launch shall provide miscellaneous services defined in the Sea Launch Facilities Accommodations Handbook, section 4.10.

Sea Launch shall provide communication services as defined in the Sea Launch Facilities Accommodations Handbook, section 7.2.

4.2.3 Number of XM and BSS Personal on the ACS for the Launch Campaign at Sea

Sea Launch shall provide accommodations for a maximum of 15 combined XM and BSS persons on the ACS during the portion of the launch campaign when the ACS is at Sea.4.3 Launch Platform.

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4.3.1 Facilities

Sea Launch shall provide facilities on-board the Launch Platform (LP) for XM GSE and SC monitoring, storage area, office area, and living accommodations as defined in the Sea Launch Facilities Accommodations Handbook, section 5. Mission unique facility configurations shall be specified in the ICD.

4.3.2 Services

Sea Launch shall provide meal, recreation, and medical services as defined in the Sea Launch Facilities Accommodations Handbook, section 5.4.

Sea Launch shall provide security services for XM SC, SC GSE and personnel as defined in the Sea Launch Facilities Accommodations Handbook, section 5.5.

Sea Launch shall provide communication services as defined in the Sea Launch Facilities Accommodations Handbook, section 7.2.

Sea Launch shall provide SC environmental control during all phases of SC transit and launch operations, per section 2.5 of this exhibit.

4.3.3 Number of XM and BSS Personnel on the LP for the Launch Campaign at Sea

Sea Launch shall provide accommodations for a maximum of 6 combined XM and BSS persons on the LP during the portion of the launch campaign when the LP is at Sea.

4.4  Communications

Sea Launch shall provide communications links for XM and BSS personnel between the ACS, LP, Home Port, and external sites during SC Home Port processing and mission operations as defined in the Sea Launch Facilities Accommodations Handbook, sections 7.1 and 7.2.

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Sea Launch shall provide spacecraft communications, which link XM and BSS personnel with the SC, as defined in the Sea Launch Facilities Accommodations Handbook, section 7.3.

4.5  Launch Services

The following services are provided:

Sea Launch shall encapsulate the XM SC in the launch vehicle payload fairing in the PPF, transport the encapsulated SC to the ACS, and integrate the encapsulated SC with the LV.

Sea Launch shall transport the encapsulated SC from the PPF to the Assembly and Command Ship.

Sea Launch shall perform testing of the ILV.

Sea Launch shall provide transportation of both vessels from Home Port to the launch site and return to Home Port for the purpose of conducting the Launch.

Sea Launch shall transport the ILV to the launch site and conduct the launch of the SC during the launch window specified in the ICD.

Sea Launch shall provide transportation for up to 12 XM and/or BSS persons from the ACS to Honolulu, Hawaii, as soon as reasonably possible after the launch. Details shall be specified in the ICD.

Sea Launch shall coordinate special services such as launch events, VIP charter services to the launch site, and third party communications. Sea Launch and XM shall agree upon specific requirements, logistics, participation, and costs in advance, on a case-by-case basis.

4.6  Range Services

Sea Launch shall provide all necessary range telemetry assets and provide tracking of the launch vehicle from launch through SC separation, via telemetry data (real time or recorded).

Sea Launch shall provide all necessary telemetry assets to verify LV functions and conditions from Launch to SC separation. Telemetry coverage (either real time or recorded) shall be provided during powered flight and for discrete events.

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***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

                             SEA LAUNCH PROPRIETARY

5.   Post Launch Services

Sea Launch shall provide the following post-launch services, according to the schedule provided in section 6:

     . Post-launch tracking and reporting, including SC post-separation orbital parameters, to be delivered to XM at the launch site.

     .    Post-launch Report.

6.   Sea Launch Responsibilities

In addition to other obligations of Sea Launch as set forth in this SOW, Sea Launch shall perform the tasks and provide the equipment and data specified below at the approximate times indicated. Sea Launch and XM shall develop a program schedule that shall contain calendar dates for the accomplishment of the scheduled tasks.

                       Table 6.1. Sea Launch Deliverables

                                      [***]

7.   XM Responsibilities

In addition to other obligations of XM as set forth in this Statement of Work, XM shall perform the tasks and provide the equipment and data specified below at the times indicated below. Sea Launch and XM shall develop a program schedule that shall contain calendar dates for the accomplishment of the scheduled tasks.

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

***** Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.


                             SEA LAUNCH PROPRIETARY

                           Table 7-1. XM Deliverables

                                      [***]

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